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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                  FORM 8-K/A #1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                February 26, 1999
               ---------------------------------------------------

                            Lucent Technologies Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
               --------------------------------------------------
                 (State or other jurisdiction of incorporation)

                1-11639                                  22-3408857

         (Commission File Number)            (IRS Employer Identification No.)

        600 Mountain Avenue, Murray Hill, New Jersey         07974
       ----------------------------------------------    --------------
            (Address of principal executive offices)       (Zip Code)

                                 (908) 582-8500
               ---------------------------------------------------
                         (Registrant's Telephone Number)



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Item 5. Other Events.

On February 26, 1999, pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of January 11, 1999 by and among Lucent Technologies Inc. ("Lucent"), Lando Acquisition, Inc. ("Lando"), a wholly-owned subsidiary of Lucent, Kenan Sahin and Kenan Systems Corporation ("Kenan"), Lando was merged with and into Kenan (the "Merger"). Kenan was the surviving corporation in the Merger and became a wholly owned subsidiary of Lucent. In accordance with the Merger Agreement, all the outstanding common stock of Kenan was exchanged for approximately 25.76 million shares (post-split) of Lucent common stock. The Merger has been accounted for as a "pooling of interests" under generally accepted accounting principles.

Included under Item 7 of this Report on Form 8-K/A #1 are (i) restated consolidated financial information, including restated consolidated financial statements, at September 30, 1998 and 1997 and for the years ended September 30, 1998 and 1997 and the nine months ended September 30, 1996 and (ii) restated financial information, including restated condensed consolidated financial statements, as of December 31, 1998 and for the three months ended December 31, 1998 and 1997, in each case giving retroactive effect to the Merger for all periods presented. The restated consolidated financial statements are now the historical financial statements of Lucent and supersede the historical financial statements included in the Company's Annual Report on Form 10-K for the year ended September 30, 1998 as amended by Form 10-K/A #1 filed on May 17, 1999.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Not applicable

        (b) Not applicable

        (c) The following exhibits are included with this Report:

            Exhibit 12.1 Ratio of Earnings to Fixed Charges for the years ended September 30, 1998 and 1997, the nine months ended September 30, 1996 and the years ended December 31, 1995 and 1994

            Exhibit 12.2 Ratio of Earnings to Fixed Charges for the Three Months Ended December 31, 1998.

            Exhibit 23       Consent of PricewaterhouseCoopers LLP

            Exhibit 27.1 Financial Data Schedule at or for the Twelve Months ended September 30, 1998

            Exhibit 27.2 Financial Data Schedule at or for the Three Months December 31, 1998

            Exhibit 99.1 Restated financial information as of September 30, 1998 and 1997 and for the years ended September 30, 1998 and 1997 and the nine months ended September 30, 1996

            Exhibit 99.2 Restated financial information as of December 31, 1998 and for the three months ended December 31, 1998 and 1997

            Exhibit 99.3     Schedule II - Valuation and Qualifying Accounts




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Lucent Technologies Inc.



Dated: May 18, 1999

                                              By: /s/ James S. Lusk
                                                  ------------------------------
                                                  James S. Lusk
                                                  Vice President and Controller
                                                  (Principal Accounting Officer)


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                  INDEX TO EXHIBITS

Exhibit 12.1 Ratio of Earnings to Fixed Charges for the years ended September 30, 1998 and 1997, the nine months ended September 30, 1996 and the years ended December 31, 1995 and 1994

Exhibit 12.2 Ratio of Earnings to Fixed Charges for the Three Months Ended December 31, 1998

Exhibit 23.1      Consent of PricewaterhouseCoopers LLP

Exhibit 27.1 Financial Data Schedule at or for the Twelve Months ended September 30, 1998

Exhibit 27.2      Financial Data Schedule at or for the Three Months December
                  31, 1998

Exhibit 99.1 Restated financial information as of September 30, 1998 and 1997 and for the years ended September 30, 1998 and 1997 and the nine months ended September 30, 1996

Exhibit 99.2 Restated financial information as of December 31, 1998 and for the three months ended December 31, 1998 and 1997

Exhibit 99.3      Schedule II - Valuation and Qualifying Accounts